UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

    On November 29, 2010, the holder of a $350,000 Convertible Note dated November 24, 2009, exercised the conversion feature of the note for 218,750 shares of Document Security Systems Common Stock, par value $0.02 which retired the debt in full.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	$350,000 Convertible Promissory Note dated November 24, 2009.( (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on December 15, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: December 1, 2010	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.*

10.1	Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.*

10.2	Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.*

* Such exhibit was filed as an exhibit to the Current Report on Form 8-K that was filed by Document Security Systems, Inc. with the SEC on June 3, 2009, and is incorporated herein by reference.